SUPPLEMENT dated December 17, 1997


                                       To the PROSPECTUS of

                                    STANDISH FIXED INCOME FUND
                                  STANDISH FIXED INCOME FUND II
                              STANDISH SHORT-TERM ASSET RESERVE FUND
                                STANDISH CONTROLLED MATURITY FUND
                                    STANDISH SECURITIZED FUND

                                        Dated May 1, 1997



Standish Controlled Maturity Fund

        The following information replaces the Expense Information table with respect to the Controlled Maturity Fund on page 3 of the attached Prospectus:

Annual Operating Expenses                                    Controlled Maturity
(as a percentage of average net assets)                      Fund

        Management Fees (after fee reduction)*                             0.00%
        12b-1 Fees                                                         None
        Other Expenses+ (after expense limitation)*                        0.30%
    Total Fund Operating Expenses (after expense                           0.30%
         limitation)*

-------------------
*Standish has voluntarily and temporarily agreed to limit certain expenses of the Controlled Maturity Fund. In the absence of such agreement, the Fund's Management Fees, Other Expenses and Total Operating Expenses (as a percentage of average net assets) for the fiscal year ended December 31, 1996 would have been:
0.35%, 0.90% and 1.25%. The Controlled Maturity Fund was subject to different expense limitations at various times during the fiscal year ending December 31, 1997. Standish may revise or discontinue this agreement at any time although it has no current intention to do so.

+Other Expenses include custodian and transfer agent fees, registration costs, payments for insurance and audit and legal services.

Example
    Hypothetically assume that the Controlled Maturity Fund's annual return is 5% and that its operating expenses are exactly as described. For every $1,000 invested, an investor would have paid the following expenses if an account were closed after the number of years indicated:

                                                             Controlled Maturity
                                                             Fund

After 1 Year                                                                $3
After 3 Years                                                               10
After 5 Years                                                               17
After 10 Years                                                              38

       The purpose of the above table is to assist an investor in understanding the various costs and expenses that an investor in the Controlled Maturity Fund will bear directly or indirectly. Total operating expenses are based on expenses for the Fund's fiscal year ended December 31, 1996 as adjusted for current expense limitations. The example is included solely for illustrative purposes and should not be considered a representation of future performance or expenses. Actual expenses may be more or less than those shown. See "Management" for additional information about the Fund's expenses.

                                          --------------

Controlled Maturity Fund

        The  following   disclosure  replaces  the  information   regarding  the
Controlled  Maturity  Fund in footnote  to the table on page 22 of the  attached
Prospectus:


               Standish has voluntarily agreed to limit Total Fund Operating Expenses (excluding litigation, indemnification and other extraordinary expenses) of the Controlled Maturity Fund to 0.30% of the Fund's average daily net assets. The Fund was subject to a different expense limitation at various times during the fiscal year ending December 31, 1997. Standish may terminate or revise this agreement at any time although it has no current intention to do so.

                                          --------------

Fixed Income Fund

        The following information replaces similar disclosure with respect to the Fixed Income Fund and the Fixed Income Portfolio under the captions "Fund Comparison Highlights", "Investment Objectives and Policies" and "Description of Securities and Related Risks" in the attached Prospectus:

        Standish Fixed Income Portfolio may invest up to 15% of its total assets in non-investment grade securities rated Ba or B by Moody's or below or BB or B or below by Standard & Poor's, Duff, Fitch or IBCA or, if not rated, determined by Standish to be of comparable credit quality. See "Investment Objectives and Policies" and "Description of Securities and Related Risks" in the attached prospectus and the Funds' statement of additional information for a further discussion of the risks associated with investing in non- investment grade securities. The Fixed Income Portfolio does not limit its investments in non-investment grade securities to those rated Ba by Moody's or BB by Standard & Poor's, Duff, Fitch or IBCA. Disclosure in the attached prospectus that is inconsistent with the foregoing is hereby superseded.